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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 8, 2001


                         LIONBRIDGE TECHNOLOGIES, INC.
              (Exact Name of Registrant as Specified in Charter)


       DELAWARE                 000-26933                   04-3398462
    (State or Other            (Commission              (I.R.S. Employer of
Jurisdiction Incorporation)    File Number)             Identification No.)

950 WINTER STREET
WALTHAM, MASSACHUSETTS                                         02451
(Address of Principal                                        (Zip Code)
Executive Offices)


Registrant's telephone number, including area code: (781) 434-6000

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Item 5. Other Events.

On March 8, 2001, the registrant issued a joint press release with Data Dimensions, Inc. (the "Press Release") reporting that it intends to acquire Data Dimensions, Inc. The Press Release is filed herewith as Exhibit 99.



Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 99 - Press Release dated March 8, 2001.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIONBRIDGE TECHNOLOGIES, INC.
(Registrant)


/s/ Margaret A. Shukur
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Secretary and General Counsel

March 8, 2001